Filed Pursuant to Rule 497(e)

Registration Nos. 022-92665

033-78264

EXCELSIOR FUNDS, INC.

(“EFI”)

Core Bond Fund

EXCELSIOR FUNDS TRUST

(“EFT”)

Total Return Bond Fund

Income Fund

(the “Funds”)

Supplement dated June 29, 2006 to the Excelsior Funds’ Institutional Shares Prospectus, to the Excelsior Funds’ Fixed Income Funds Prospectus and to the Excelsior Funds’ Retirement Shares Prospectus, all of which are dated July 29, 2005 and to the Excelsior Core Bond Fund Institutional Shares Prospectus dated November 30, 2005

The Boards of Directors/Trustees (the “Board”) of EFT and ETI have determined that it is in the best interests of the Funds and their shareholders to reorganize each of the Funds into the Core Bond Fund of EFI. In making this determination, the Boards considered a number of factors, including, the similarity of the investment strategies of the Funds to those of the Core Bond Fund; the greater asset size of the Core Bond Fund relative to that of the Funds and the possibility that greater aggregate assets upon consummation of the proposed reorganization would allow the Core Bond Fund to take advantage of the possible benefits of a larger asset base, including economies of scale and spreading costs across a larger asset base to the benefit of all shareholders; the relative performance of the Funds and the Core Bond Fund; that the proposed reorganization would be tax-free for shareholders of the Funds and would have no tax impact on shareholders of EFI; and the interests of the Funds’ shareholders and the Core Bond Fund’s shareholders would not be diluted as a result of the proposed reorganization. The Board of Trustees of EFT also considered information from United States Trust Company, National Association (the “Adviser”) as to economic viability of continuing to operate the Funds in light of their small asset size.

In approving the reorganization of the Funds into EFI, the Board also considered that the Adviser has agreed to contractually reduce its advisory fee with respect to the Core Bond Fund from .75% to .65% of the Core Bond Fund’s average daily net assets, effective upon consummation of the reorganization, and further considered that, after such fee reduction, the advisory fee and current total operating expenses of the Core Bond Fund were expected to be no higher than the current advisory fee and total operating expenses of the Funds.

Shareholder approval of the reorganization is not required. Current shareholders of the Funds will receive a prospectus for the Core Bond Fund prior to the reorganization describing in detail the investment objective, strategies and risks of an investment in the Core Bond Fund, comparing the objective, strategies and risks to those of the Funds and providing further details about the reorganization. The investment objective of the Core Bond Fund is to “... seek high current income consistent with what is believed to be prudent risk of capital.” The investment objective of the Income Fund is “to provide as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity.” The investment objective of the Total Return Bond Fund is “to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity.” The investment objectives of the Funds may be changed without shareholder approval.

Pursuant to the reorganization, shareholders of the Funds (which currently offer only Institutional Shares) will receive, in exchange for their Institutional Shares of the Funds, Institutional Shares of the Core Bond Fund equal in aggregate net asset value to the aggregate net asset value of their Institutional Shares in the Funds as of the date of the reorganization. The reorganization will not result in any sales charge or other fee imposed upon shareholders. All expenses of implementing the reorganization will be born by the Adviser.

It is expected that the reorganization will occur by the end of the third quarter of 2006. The Funds’ portfolio managers will continue to make investments on behalf of the Funds, but will now more closely track the investment strategies of the Core Bond Fund. This means that shareholders should be aware that the Funds are no longer pursuing their stated investment strategies.